The Glenmede Fund, Inc.
(the “Fund”)
Disciplined U.S. Value Equity Portfolio
Equity Income Portfolio
(each a “Portfolio” and together the “Portfolios”)
Supplement dated July 16, 2026 to the
Summary Prospectus, the Statutory Prospectus, and the Statement of Additional Information (“SAI”), each dated February 28, 2026, as supplemented
The purpose of this supplement is to update a name change and certain information relating to the Disciplined U.S. Value Equity Portfolio of the Fund and announce a proposed reorganization of the Equity Income Portfolio into the Disciplined U.S. Value Equity Portfolio (to be renamed the Disciplined U.S. Equity Income Portfolio) as follows:
At a meeting held on July 16, 2026, the Fund’s Board of Directors (the “Board”) approved changes to the principal investment strategies of the Disciplined U.S. Value Equity Portfolio (the “Repositioning”). The Portfolio will be repositioned to invest in income-producing common stocks of large cap companies tied economically to the U.S. The Portfolio’s name and principal investment strategies will change accordingly. The Board anticipates that the Repositioning will be effective on or around September 14, 2026 (the “Effective Date”).
On the Effective Date, the Portfolio will be renamed, and the corresponding Summary Prospectus, Statutory Prospectus and SAI are revised as follows:

Current Portfolio Name	New Portfolio Name
Disciplined U.S. Value Equity Portfolio	Disciplined U.S. Equity Income Portfolio

The sections titled “Investment Objective,” “Principal Investment Strategy” and “Principal Investment Risks” in the Summary Prospectus and Statutory Prospectus will be revised as follows:
Disciplined U.S. Equity Income Portfolio (formerly, Disciplined U.S. Value Equity Portfolio)
Investment Objective
A high level of current income and long-term growth of capital consistent with reasonable risk to principal.
Principal Investment Strategy
Using factor-based analysis, under normal market circumstances, the Portfolio invests at least 80% of the value of its net assets (including borrowings for investment purposes) in income-producing common stocks of large cap companies tied economically to the U.S. The Advisor considers a company to be tied economically to the U.S. if the company: 1) is organized under the laws of the U.S., 2) maintains its principal place of business in the U.S., 3) is traded principally in the U.S. or 4) at the time of purchase, is included in a U.S. equity index managed by S&P Global Ratings (“S&P”) or FTSE Russell (“Russell”). Large cap companies include companies with market capitalizations, at the time of purchase, within the market capitalization range of any stock in the Russell 1000® Value Index. That capitalization range was $1.3 billion to $3.8 trillion as of December 31, 2025.

The Advisor uses proprietary multi-factor computer models to select stocks that the models identify as undervalued. These computer models rank securities based on certain criteria, including price in relation to earnings, cash flow and assets, and material sustainability-related criteria. In addition, the Portfolio will limit its selection universe to stocks with a material dividend yield at the time of purchase. As sustainability-related information is just one investment criterion, sustainability-related considerations are generally not solely determinative in any investment decision made by the Advisor. The Portfolio may actively trade its securities to achieve its principal investment strategies.
The following risk will be added to the “Principal Investment Risks”.
Dividend Paying Security Risk: Income provided by the Portfolio may be affected by changes in the dividend policies of the companies in which the Portfolio invests and the capital resources available for such payments at such companies. Issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. Dividend paying securities can fall out of favor with the market, causing the Portfolio during such periods to underperform funds that do not focus on dividends.
As of the Effective Date, the paragraph in the section “Objective, Principal Strategies and Risks-Disciplined U.S. Value Equity Portfolio” in the “Additional Information About Investments” section in the Statutory Prospectus is hereby deleted and replaced in its entirety with the following:
Disciplined U.S. Equity Income Portfolio
The Advisor attempts to achieve the Portfolio’s objective to achieve a high level of current income and long-term growth of capital consistent with reasonable risk to principal by using factor-based analysis, under normal market circumstances, investing at least 80% of the value of its net assets (including borrowings for investment purposes) in income-producing common stocks of large cap companies tied economically to the U.S. This is a non-fundamental investment policy that can be changed by the Portfolio upon 60 days’ prior notice to shareholders. The Advisor considers a company to be tied economically to the U.S. if the company: 1) is organized under the laws of the U.S., 2) maintains its principal place of business in the U.S., 3) is traded principally in the U.S. or 4) at the time of purchase, is included in a U.S. equity index managed by S&P Global Ratings (“S&P”) or FTSE Russell (“Russell”). Large cap companies include companies with market capitalizations, at the time of purchase, within the market capitalization range of any stock in the Russell 1000® Value Index.
The “Dividend Paying Security” risk in the “Additional Information About Investments” section in the Statutory Prospectus will apply to the Equity Income Portfolio and the Disciplined U.S. Equity Income Portfolio.
Also at the meeting held on July 16, 2026, the Board agreed to consider in late 2026, the reorganization of the Equity Income Portfolio into the Disciplined U.S. Equity Income Portfolio, following the Repositioning (the “Reorganization”):

Target Portfolio	Acquiring Portfolio
Equity Income Portfolio	Disciplined U.S. Equity Income Portfolio

The Portfolios have identical fundamental investment policies and, after the Repositioning, the Portfolios will be managed in a substantially similar manner, with identical investment objectives and similar principal investment strategies. If approved by the Board, it is anticipated that the Reorganization would occur in the fourth quarter of 2026, or the first quarter of 2027.
By reorganizing these Portfolios, Glenmede Investment Management LP (“GIM”), the investment advisor for the Portfolios, believes shareholders in the Portfolios could benefit from increased economies of scale.
GIM is communicating the proposed plans prior to formal Board approval in order to provide shareholders with ample notice of the planned Reorganization. It is possible that the Reorganization will not be approved or will not occur for other reasons, in which case the changes described herein pertaining to the Reorganization would not take effect.
Subject to Board approval, the Reorganization would consist of (1) the transfer of all or substantially all of the target Portfolio’s assets, subject to its liabilities, to the acquiring Portfolio for shares of the acquiring Portfolio; and (2) the distribution of acquiring shares to the target Portfolio shareholders in complete liquidation of the Equity Income Portfolio. It is anticipated that if approved by the Board, the Reorganization will not require shareholder approval.

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When the Reorganization is considered, the Board, including the Directors not deemed to be “interested persons” of the Fund pursuant to Section 2(a)(19) of the Investment Company Act of 1940, as amended, will need to determine that the Reorganization is in the best interests of the target Portfolio and that the Reorganization would not dilute the interests of the target Portfolio’s shareholders.
If the Reorganization is approved by the Board, existing shareholders of the target Portfolio will, prior to the Reorganization, receive a combined information statement/prospectus describing in detail both the Reorganization and the acquiring Portfolio and summarizing the Board’s considerations in approving the Reorganization.
It is anticipated that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes and that shareholders will not recognize any gain or loss in connection with the Reorganization.
In connection with the proposed Reorganization discussed herein, an information statement/prospectus that will be included in a registration statement on Form N-14 will be filed with the U.S. Securities and Exchange Commission (the “SEC”). After the registration statement is filed with the SEC, it may be amended or withdrawn and the information statement/prospectus will not be distributed to shareholders unless and until the registration statement is deemed effective by the SEC. Investors are urged to read the materials and any other relevant documents when they become available because they will contain important information about the Reorganization. After they are filed, free copies of the materials will be available on the SEC’s web site at www.sec.gov. These materials also will be available at glenmedeim.com and a paper copy can be obtained at no charge by calling 1-215-419-6662.
This communication is for informational purposes only and does not constitute an offer of any securities for sale. No offer of securities will be made except pursuant to a prospectus meeting the requirements of Section 10 of the Securities Act of 1933.
Please retain this Supplement for future reference.

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